UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2024

EVANS BANCORP, INC.

(Exact name of the registrant as specified in its charter)

New York	001-35021	16-1332767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6460 Main Street
Williamsville, New York	14221
(Address of principal executive offices)	(Zip Code)

(716) 926-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50 per share	EVBN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 9, 2024, Evans Bancorp Inc. (“Evans”) and Evans Bank, National Association (“Evans Bank”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with NBT Bancorp, Inc. (“NBT”) and NBT Bank, National Association (“NBT Bank”), pursuant to which NBT will acquire Evans.

Subject to the terms and conditions of the Merger Agreement, which has been approved by the boards of directors of each party, Evans will merge with and into NBT, with NBT as the surviving entity, and immediately thereafter, Evans Bank will merge with and into NBT Bank, with NBT Bank as the surviving bank (the “Merger”).

Under the terms of the Merger Agreement, each outstanding share of Evans common stock will be converted into the right to receive 0.91 shares of NBT’s common stock.

The Merger is subject to customary closing conditions, including the receipt of regulatory approvals and approval by the shareholders of Evans, and is expected to close in the second quarter of 2025. NBT and NBT Bank have agreed to appoint David J. Nasca, President and Chief Executive Officer of Evans and Evans Bank, to their boards of directors.

Concurrently with entering into the Merger Agreement, NBT entered into voting agreements with each of the directors and certain executive officers of Evans in their capacity as shareholders of Evans (the “Voting Agreements”), pursuant to which such shareholders agreed to vote their shares of Evans common stock in favor of the Merger.

If the Merger is not consummated under specified circumstances, Evans may be required to pay NBT a termination fee of $8.4 million.

The Merger Agreement also contains customary representations and warranties that Evans and NBT made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between Evans and NBT, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between Evans and NBT rather than establishing matters as facts. Each party has also agreed to customary covenants, including, among others, covenants relating to the conduct of Evans’s and NBT’s businesses during the period between the execution of the Merger Agreement and the closing of the transaction; Evans’s obligation to call a meeting of shareholders to approve the Merger Agreement and the transactions contemplated thereby; Evans’s obligation, subject to certain exceptions, to recommend that its shareholders approve the Merger Agreement and the transactions contemplated thereby; and Evans’s non-solicitation obligations relating to alternative acquisition proposals.

Each Evans stock option, whether vested or unvested, will be converted into the right to receive a cash payment equal to the amount, if any, by which the per share merger consideration exceeds the exercise price of such stock option. Evans restricted stock awards and time-based restricted stock units will automatically vest and be exchanged for the merger consideration. Evans performance-based restricted stock units will vest at the greater of target or actual level of achievement of relevant performance goals, and will be exchanged for the merger consideration.

The foregoing is not a complete description of the Merger Agreement or the Voting Agreement and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. For additional information, reference is made to the joint press release dated September 9, 2024, which is included as Exhibit 99.1 and is incorporated herein by reference.

Important Additional Information and Where to Find It

In connection with the proposed transaction, NBT expects to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a proxy statement of Evans and a prospectus of NBT (the “proxy statement/prospectus”), which proxy statement/prospectus will be mailed or otherwise disseminated to Evans’s shareholders when it becomes available. NBT and Evans also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EVANS, NBT AND THE PROPOSED TRANSACTION. You may obtain a free copy of the registration statement, including the proxy statement/prospectus (when it becomes available) and other relevant documents filed by Evans and NBT with the SEC, without charge, at the SEC’s website at www.sec.gov. Copies of the documents filed by Evans with the SEC will be available free of charge on Evans’s website at evansbancorp.q4ir.com or by directing a request to Evans Bancorp, Inc., 6460 Main Street, Williamsville, NY 14221, attention: Secretary, telephone (716) 926-2000. Copies of the documents filed by NBT with the SEC will be available free of charge on NBT’s website at www.nbtbancorp.com or by directing a request to NBT Bancorp Inc., 52 South Broad Street, Norwich, NY 13815, attention: Corporate Secretary, telephone (607) 337-6141.

No Offer

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in Solicitation

Evans and NBT and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Evans’s executive officers and directors in Evans’s definitive proxy statement filed with the SEC on March 25, 2024. You can find information about NBT’s executive officers and directors in NBT’s definitive proxy statement filed with the SEC on April 5, 2024. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. You may obtain free copies of these documents from Evans or NBT using the sources indicated above.

Forward Looking Statements

This report contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about Evans and NBT and their industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding Evans’s or NBT’s business combination, future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to Evans or NBT, are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to the following: (1) the businesses of Evans and NBT may not be combined successfully, or such combination may take longer to accomplish than expected; (2) the cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the shareholders of Evans may fail to approve the merger; (6) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (7) diversion of management’s attention from ongoing business operations and opportunities; (8) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Evans’s operations and those of NBT; (9) such integration may be more difficult, time consuming or costly than expected; (10) revenues following the proposed transaction may be lower than expected; (11) Evans’s and NBT’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; (12) the dilution caused by NBT’s issuance of additional shares of its capital stock in connection with the proposed transaction; (13) changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; and (14) legislative and regulatory changes. Further information about these and other relevant risks and uncertainties may be found in Evans’s and NBT’s respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2023 and in subsequent filings with the SEC.

Forward-looking statements speak only as of the date they are made. Evans and NBT do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.

Item 8.01	Other Events.

On September 9, 2024, Evans and NBT issued a joint press release to announce the signing of the Merger Agreement, a copy of which is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated September 9, 2024, by and among NBT Bancorp Inc., NBT Bank, National Association, Evans Bancorp, Inc. and Evans Bank, National Association.

99.1	Joint Press Release of NBT Bancorp Inc. and Evans Bancorp, Inc., dated September 9, 2024.

104.1	Cover Page Interactive Data File (formatted as inline XBRL)

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evans Bancorp, Inc.

September 9, 2024	By:	/s/ David J. Nasca
Name: David J. Nasca
Title: President and Chief Executive Officer